Ex-99.23(e)(19)
                   AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Agreement is amended on the 16th day of January, 2007, by and between JNL Series Trust (the "Trust") and Jackson National Life Distributors, LLC ("JNLD").

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate funds (the "Funds") with each such Fund representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, whereby a Fund may issue one or more classes of shares; and

WHEREAS, pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted an Distribution Plan (the "Distribution Plan"), under which, subject to and in accordance with the terms thereof, the Trust may use assets of Class A Shares of the Funds to reimburse certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds; and

WHEREAS, in furtherance of the purposes of the Distribution Plan, the Trust wishes to enter into a distribution agreement with JNLD with respect to the Funds listed on Schedule A (attached hereto), which may from time to time be amended; and

WHEREAS, the Trust is required pursuant to section 352 of the USA PATRIOT ACT and regulations of the Department of Treasury thereunder to develop and implement an anti-money laundering compliance program ("AML Program") reasonably designed to prevent the Trust being used to launder money or finance terrorist activities, including achieving and monitoring compliance with the applicable requirements of the Bank Secrecy Act, as amended, and implementing regulations of the Department of Treasury; and

WHEREAS, the Trust has no employees and does not itself conduct any operations relating to transactions with shareholders that could be the subject of an AML Program, and conducts such operations solely through its affiliated principal underwriter, JNLD; and

WHEREAS, JNLD is itself subject to the requirement under section 352 of the USA PATRIOT ACT to develop and implement an AML Program, and JNLD has provided copies of its written policy to the Trust; and

WHEREAS, JNLD wishes to render the services hereunder to the Trust;

NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT AND ACCEPTANCE. The Trust hereby appoints JNLD as distributor of the Shares of the Funds set forth on Schedule A on the terms and for the period set forth in this Agreement, and JNLD hereby accepts such appointment and agrees to render the services and undertake the duties set forth herein.

2. GENERAL PROVISIONS.

     (a) In performing its duties as distributor, JNLD will act in conformity with the registration statement of the Trust on Form N-1A (the "Registration Statement"), as amended from time to time and with any instructions received from the Board of Trustees of the Trust (the "Board of Trustees"), the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act, and all other applicable federal and state laws and regulations.

     (b) JNLD holds itself available to receive orders for the purchase or redemption of Shares and will accept or reject orders to purchase or redeem such Shares on behalf of the Trust in accordance with the provisions of the Registration Statement, and will transmit such orders as are so accepted to the Trust's transfer agent promptly for processing.

     (c) JNLD shall not be obligated to sell any certain number of Shares. Except as provided in this Agreement, no commission or other fee will be paid to JNLD in connection with the sale of Shares.

3. JNLD EXPENSES. During the term of this Agreement, JNLD will bear all its expenses incurred in complying with this Agreement including the following expenses:

     (a) costs of sales presentations, preparation and delivery of advertising and sales literature, and any other marketing efforts by JNLD in connection with the distribution or sale of Shares; and

     (b) any compensation paid to employees of JNLD in connection with the distribution or sale of the Shares.

          Notwithstanding anything in this Agreement to the contrary, JNLD may be reimbursed for expenses or may pay for expenses incurred under this Agreement to the extent permitted by the terms of the Distribution Plan.

4. TRUST EXPENSES. Pursuant to an Administration Agreement, the Adviser shall bear all of the Trust expenses including, but not limited to:

     (a)  preparation and setting in type, printing and distributing reports and
          other   communications,   proxies,   prospectuses  and  statements  of
          additional information to existing shareholders;

     (b) registration of the Trust's Shares with the Securities and Exchange Commission.

5. SALE OF SHARES BY DISTRIBUTOR.

     (a) JNLD agrees that (i) all Shares sold by JNLD pursuant to this Agreement shall be sold at the net asset value as described in the Registration Statement and (ii) the Trust shall receive 100% of such net asset value.

     (b) All orders received by JNLD and transmitted to the Trust shall be subject to acceptance and confirmation by the Trust.

6. DISTRIBUTION PLAN.

     (a) As used herein, the term "12b-1 Fee" refers to a charge against Fund Class A Share assets, as authorized under the Distribution Plan, to finance distribution and related services of Class A Shares, as described in the Distribution Plan.

     (b) In accordance with the terms of the Distribution Plan, JNLD shall provide distribution and related services of the types contemplated under the Distribution Plan and reviewed from time to time by the Board of Trustees with respect to the Class A Shares of the Funds shown on Schedule A hereto, and may arrange for and compensate others for providing or assisting in providing such services, as described in the Distribution Plan. The Trust, on behalf of each Fund that is subject to the 12b-1 Fee as shown on Schedule A, shall reimburse the Distributor for distribution and related service expenses incurred in promoting the sale of the Fund's Class A Shares at a rate of up to the 12b-1 Fee rate per annum of the average daily net assets attributable to the Class A Shares shown on Schedule A hereto. Each Fund's Class A Shares shall bear exclusively its own costs of such reimbursements. Such distribution and related service expenses shall be calculated and accrued daily and paid within forty-five (45) days of the end of each fiscal quarter of the Fund. In no event shall such payments exceed
          JNLD's actual distribution and related service expenses for that quarter.

7. RESERVATION OF RIGHT NOT TO SELL. The Trust reserves the right to refuse at any time or times to sell any of its Shares for any reason deemed adequate by it.

8. CONSTRUCTION OF AGREEMENT.

     (a) No provision of this Agreement is intended to or shall be construed as protecting JNLD against any liability to the Trust or to the Trust's security holders to which JNLD would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement.

     (b) Terms or words used in the Agreement, which also occur in the Declaration of Trust or Bylaws of the Trust, shall have the same meaning herein as given to such terms or words in the Declaration of Trust or Bylaws of the Trust.

9. EFFECTIVE DATE AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective at the date and time that the Trust's Post-Effective Amendment to its Registration Statement, reflecting the underwriting arrangements provided by this Agreement, shall become effective under the Securities Act, and shall, unless terminated as provided herein, continue in force for two years from that date, and from year to year thereafter, provided that such continuance for each successive year is specifically approved in advance at least annually by either the Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Funds of the Trust and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting upon such approval. As used in the preceding sentence, the words "interested persons" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Trust by giving JNLD at least thirty (30) days' previous written notice of such intention to terminate. This Agreement may be terminated by JNLD at any time by giving the Trust at least thirty (30) days' previous written notice of such intention to terminate.

This Agreement shall terminate automatically in the event of its assignment. As used in the preceding sentence, the word "assignment" shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

10. NOTICES. Notices of any kind to be given to JNLD by the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951, or at such other address or to such individual as shall be specified by JNLD to the Trust. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if mailed, first class postage prepaid, or delivered to One Corporate Way, Lansing, Michigan 48951 or at such other address or to such individual as shall be specified by the Trust.

11. NON-EXCLUSIVITY. The services of JNLD to the Trust under this Agreement are not to be deemed exclusive, and JNLD shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

12. REPORTS. JNLD shall prepare reports for the Board of Trustees on a quarterly basis showing such information as shall be reasonably requested by the Board of Trustees from time to time.

13. INDEPENDENT CONTRACTOR. JNLD shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way other than as specifically set forth herein. It is understood and agreed that JNLD, by separate agreement with the Trust, may also serve the Trust in other capacities.

14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. GOVERNING LAW. This Agreement shall be governed by the laws of Michigan, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Exchange Act, the Securities Act, or any rule or order of the Securities and Exchange Commission or any national or regional self-regulatory organization, such as the National Association of Securities Dealers.

16. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. JNLD agrees to implement and operate an AML Program on behalf of the Trust (the "Trust AML Program") as such Program pertains to shareholder transactions effected through services provided by JNLD. JNLD agrees that the Trust AML Program will be reasonably designed to prevent the Trust from being used for money laundering or the financing of terrorist activities and to achieve and monitor compliance with the applicable requirements of the Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.) and the implementing regulations thereunder.

18. JNLD agrees to maintain and preserve reasonable records pertaining to the implementation and operation of the Trust AML Program. JNLD consents, upon reasonable notice, (a) to make information and records regarding the operation of the Trust AML Program available to the Securities and Exchange Commission (the "SEC") for review and (b) to make the Trust AML Program available for inspection by the SEC.

19. However, the addition or deletion of a fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

JNL SERIES TRUST


By: --------------------------------------------
Name:  Mark D.  Nerud  Title:
President and Chief Executive Officer

ATTEST:

By: --------------------------------------------

JACKSON NATIONAL LIFE DISTRIBUTORS, LLC


By: --------------------------------------------
Name:-------------------------------------------
Title:------------------------------------------

ATTEST:

By:---------------------------------------------


                                       A-4

                                   SCHEDULE A

-------------------------------------------------------------------------- --------------------- --------------------


                                                                                                       MAXIMUM
                                  FUND                                            CLASS          12b-1 FEE(1)
                                  ----                                            -----          ---------
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class A                0.20%
JNL/AIM Large Cap Growth Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/AIM Real Estate Fund                                                         Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/AIM Small Cap Growth Fund                                                    Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Alger Growth Fund                                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Credit Suisse Global Natural Resources Fund                                  Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                None
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Credit Suisse Long/Short Fund                                                Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Eagle Core Equity Fund                                                       Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Eagle SmallCap Equity Fund                                                   Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/FMR Balanced Fund                                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/FMR Mid-Cap Equity Fund                                                      Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Franklin Templeton Founding Strategy Fund                                    Class A                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Franklin Templeton Global Growth Fund                                        Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Franklin Templeton Income Fund                                               Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Franklin Templeton Mutual Shares Fund                                        Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Franklin Templeton Small Cap Value Fund                                      Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Goldman Sachs Mid Cap Value Fund                                             Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Goldman Sachs Short Duration Bond Fund                                       Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/JPMorgan International Equity Fund                                           Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/JPMorgan International Value Fund                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Lazard Emerging Markets Fund                                                 Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Lazard Mid Cap Value Fund                                                    Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Lazard Small Cap Value Fund                                                  Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management S&P 500 Index Fund                                 Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management S&P 400 MidCap Index Fund                          Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management Small Cap Index Fund                               Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management International Index Fund                           Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management Bond Index Fund                                    Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund                  Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Oppenheimer Global Growth Fund                                               Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Oppenheimer Growth Fund                                                      Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/PIMCO Real Return Fund                                                       Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/PIMCO Total Return Bond Fund                                                 Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/PPM America Value Equity Fund                                                Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Putnam Equity Fund                                                           Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class A                0.20%
JNL/Putnam Midcap Growth Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class A                0.20%
JNL/Western Asset High Yield Bond Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Western Asset Strategic Bond Fund                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                None
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class A                0.20%
JNL/Western Asset U.S. Government & Quality Bond Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Select Balanced Fund                                                         Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Select Large Cap Growth Fund                                                 Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Select Global Growth Fund                                                    Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Select Money Market Fund                                                     Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/Select Value Fund                                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/T. Rowe Price Established Growth Fund                                        Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/T. Rowe Price Mid-Cap Growth Fund                                            Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/T. Rowe Price Value Fund                                                     Class A                0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                 Class B                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Managed Growth Fund                                                                             none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Managed Conservative Fund                                                                       none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                                        none
JNL/S&P Managed Moderate Growth Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                                        none
JNL/S&P Managed Moderate Fund
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Managed Aggressive Growth Fund                                                                  none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Retirement Income Fund                                                                          none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Retirement 2015 Fund                                                                            none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Retirement 2020 Fund                                                                            none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Retirement 2025 Fund                                                                            none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Moderate Retirement Strategy Fund                                                               0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Moderate Growth Retirement Strategy Fund                                                        0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Growth Retirement Strategy Fund                                                                 0.20%
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------


JNL/S&P Disciplined Moderate Fund                                                                       none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------

JNL/S&P Disciplined Moderate Growth Fund                                                                none
-------------------------------------------------------------------------- --------------------- --------------------
-------------------------------------------------------------------------- --------------------- --------------------
                                                                                                        none
JNL/S&P Disciplined Growth Fund
-------------------------------------------------------------------------- --------------------- --------------------


--------
(1) As a percentage of the average daily net assets attributable to the specified class of shares.